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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Advantage Marketing Systems, Inc. on Form S-8 of our report dated April 12, 2001, appearing in the Annual Report on Form 10-K of Advantage Marketing Systems, Inc. and subsidiaries for the year ended December 31, 2002.

DELOITTE & TOUCHE LLP

Dallas, Texas
September 4, 2003

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT